                                                                      Exhibit 24

                                POWER OF ATTORNEY

        With respect to holdings of and transactions in securities issued by
First Interstate BancSystem, a Montana corporation (the "Company"), each of the undersigned hereby constitutes and appoints Timothy Leuthold with full power of substitution and resubstitution, to act as each the undersigned's true and lawful attorney-in-fact to:

        1.  execute for and on behalf of each of the undersigned, Schedules 13D and 13G in accordance with Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder, and Forms 3, 4, and 5 in accordance with Section 16 of the Exchange
            Act and the rules thereunder;

        2.  do and perform any and all acts for and on behalf of each of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D or 13G or Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such schedule or form with the SEC and any stock exchange or similar authority; and

        3.  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, each of the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of each of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

Each of the undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as each of the undersigned might or could do if personally present, with full power of substitution and resubstitution or revocation, hereby ratifying and confirming all that such attorney-in-fact substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

Each of the undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of each of the undersigned, is not assuming, nor is the Company assuming, any of each of the undersigned's responsibilities to comply with Section 13 and Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until each of the undersigned is no longer required to file Schedule 13D and 13G and Forms 3, 4, and 5 with respect to each of the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by each of the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

                     [Remainder of page intentionally blank]

        IN WITNESS WHEREOF, each of the undersigned has caused this Power of
Attorney to be executed as of this 26th day of January, 2022.

                                   RISA KAE SCOTT

                                   By: /s/ Risa K. Scott
                                       ----------------------------------------
                                       Name: Risa K Scott, as an individual

                                   NBAR5 S

                                   By: /s/ Risa K. Scott
                                       ----------------------------------------
                                       Name: Risa K Scott
                                       Title: Authorized Signatory

                                   RISA K. SCOTT & JOHN HEYNEMAN JR.,
                                   TTEES FBO RISA K. SCOTT EXEMPTION
                                   TRUST UNDER THE SCOTT FAMILY 1996
                                   TRUST

                                   By: /s/ Risa K. Scott
                                       ----------------------------------------
                                   Name: Risa K Scott
                                   Title: Trustee

                                   RISA K SCOTT TTEE RISA K SCOTT
                                   TRUST DTD 12/4/15

                                   By: /s/ Risa K. Scott
                                       ----------------------------------------
                                       Name: Risa K Scott
                                       Title: Trustee

                                   JAMES R. SCOTT

                                   By: /s/ James R. Scott
                                       ----------------------------------------
                                       Name: James R. Scott, as an individual

                                   FOUNDATION FOR COMMUNITY
                                   VITALITY

                                   By: /s/ James R. Scott
                                       ----------------------------------------
                                       Name: James R. Scott
                                       Title: Director

                                   JAMES F HEYNEMAN
                                   CONSERVATORSHIP, JAMES SCOTT,
                                   CONSERVATOR

                                   By: /s/ James R. Scott
                                       ----------------------------------------
                                       Name: James R. Scott
                                       Title: Conservator

                                   JAMES R SCOTT TRUST

                                   By: /s/ James R. Scott
                                       ----------------------------------------
                                       Name: James R. Scott
                                       Title: Trustee

                                   JAMES R AND CHRISTINE M SCOTT
                                   FOUNDATION

                                   By: /s/ James R. Scott
                                       ----------------------------------------
                                       Name: James R. Scott
                                       Title: President

                                   JS INVESTMENTS LIMITED
                                   PARTNERSHIP

                                   By: /s/ James R. Scott
                                       ----------------------------------------
                                       Name: James R. Scott
                                       Title: Managing Partner

                                   JOHN HEYNEMAN JR.

                                   By: /s/ John Heyneman
                                       ----------------------------------------
                                       Name: John M. Heyneman Jr., as an
                                       individual

                                   RAE ANN MORSS & JOHN HEYNEMAN
                                   JR., TRUSTEES FBO RAE ANN MORSS
                                   EXEMPTION TRUST UNDER THE SCOTT
                                   FAMILY 1996 TRUST

                                   By: /s/ John Heyneman
                                       ----------------------------------------
                                       Name: John M. Heyneman Jr.
                                       Title: Co-Trustee

                                   RIKI RAE SCOTT DAVIDSON & JOHN
                                   HEYNEMAN JR., TRUSTEES FBO RIKI
                                   SCOTT DAVIDSON EXEMPTION TRUST
                                   UNDER THE SCOTT FAMILY 1996 TRUST

                                   By: /s/ John Heyneman
                                       ----------------------------------------
                                       Name: John M. Heyneman Jr.
                                       Title: Co-Trustee

                                   TOWANDA INVESTMENTS LIMITED
                                   PARTNERSHIP

                                   By: /s/ John Heyneman
                                       ----------------------------------------
                                       Name: John M. Heyneman Jr.
                                       Title: Managing Partner

                                   JULIE SCOTT ROSE

                                   By: /s/ Julie Scott Rose
                                       ----------------------------------------
                                       Name: Julie Scott Rose, as an individual

                                   ELIZABETH LAUREN SCOTT ROSE
                                   TRUST

                                   By: /s/ Julie Scott Rose
                                       ----------------------------------------
                                       Name: Julie Scott Rose
                                       Title: Trust Advisor

                                   FIRST INTERSTATE BANK & JULIE
                                   SCOTT ROSE, CO-TTEES OF THE JOAN D
                                   SCOTT TRUST DTD 10/16/12

                                   By: /s/ Julie Scott Rose
                                       ----------------------------------------
                                       Name: Julie Scott Rose
                                       Title: Trustee

                                   HARPER GRACE SCOTT TRUST

                                   By: /s/ Julie Scott Rose
                                       ----------------------------------------
                                       Name: Julie Scott Rose
                                       Title: Trustee

                                   HARRISON WILLIAM SCOTT TRUST

                                   By: /s/ Julie Scott Rose
                                       ----------------------------------------
                                       Name: Julie Scott Rose
                                       Title: Trustee

                                   HOLLAND ELIZABETH SCOTT TRUST

                                   By: /s/ Julie Scott Rose
                                       ----------------------------------------
                                       Name: Julie Scott Rose
                                       Title: Trustee

                                   IXL LIMITED LIABILITY COMPANY

                                   By: /s/ Julie Scott Rose
                                       ----------------------------------------
                                       Name: Julie Scott Rose
                                       Title: Designated member

                                   JULIANA SARAH SCOTT ROSE TRUST

                                   By: /s/ Julie Scott Rose
                                       ----------------------------------------

                                       Name: Julie Scott Rose
                                       Title: Trust Advisor

                                   JULIE A SCOTT ROSE TRUSTEE OF THE
                                   JULIE A SCOTT ROSE TRUST DATED 5-
                                   14-2002

                                   By: /s/ Julie Scott Rose
                                       ----------------------------------------
                                       Name: Julie Scott Rose
                                       Title: Trustee

                                   THOMAS W SCOTT

                                   By: /s/ Julie Scott Rose
                                       ----------------------------------------
                                       Name: Julie Scott Rose
                                       Title: Trustee

                                   THOMAS W SCOTT TRUST DTD 8/22/95,
                                   THOMAS W SCOTT TRUSTEE

                                   By: /s/ Julie Scott Rose
                                       ----------------------------------------
                                       Name: Julie Scott Rose
                                       Title: Trustee

                                   HOMER SCOTT JR.

                                   By: /s/ Homer Scott Jr.
                                       ----------------------------------------
                                       Name: Homer Scott Jr., as an individual

                                   HOMER SCOTT JR. TRUST DTD 12/4/78

                                   By: /s/ Homer Scott Jr.
                                       ----------------------------------------
                                       Name: Homer Scott Jr.
                                       Title: Trustee

                                   SHERIDAN STADIUM FOUNDATION

                                   By: /s/ Homer Scott Jr.
                                       ----------------------------------------
                                       Name: Homer Scott Jr.
                                       Title: Board President

                                   JAMES R SCOTT JR.

                                   By: /s/ James R. Scott
                                       ----------------------------------------
                                       Name: James R. Scott Jr., as an
                                       individual

                                   FIRST INTERSTATE BANK TTEE FOR
                                   DANA S ANDERSSON GST EXEMPT
                                   TRUST NO 1 DTD 12/11/2020

                                   By: /s/ James R. Scott
                                       ----------------------------------------
                                       Name: James R. Scott Jr.
                                       Title: Authorized Signatory

                                   By: /s/ Hanna Wagner
                                       ----------------------------------------
                                       Name: Hanna Wagner
                                       Title: Trustee

                                   By: /s/ Clarene Westburg
                                       ----------------------------------------
                                       Name: Clarene Westburg
                                       Title: Trustee

                                   FIRST INTERSTATE BANK TTEE FOR
                                   JAMES R SCOTT JR. GST EXEMPT TRUST
                                   NO 1 DTD 12/11/2020

                                   By: /s/ James R. Scott
                                       ----------------------------------------
                                       Name: James R. Scott Jr.
                                       Title: Authorized Signatory

                                   By: /s/ Hanna Wagner
                                       ----------------------------------------
                                       Name: Hanna Wagner
                                       Title: Trustee

                                   By: /s/ Clarene Westburg
                                       ----------------------------------------
                                       Name: Clarene Westburg
                                       Title: Trustee

                                   JONATHAN SCOTT

                                   By: /s/ Jonathan Scott
                                       ----------------------------------------
                                       Name: Jonathan Scott, as an individual

                                   JONATHAN SCOTT AS TRUSTEE OF THE
                                   JONATHAN R SCOTT TRUST DATED AS
                                   OF 4/21/04

                                   By: /s/ Jonathan Scott
                                       ----------------------------------------
                                       Name: Jonathan Scott
                                       Title: Trustee

                                   JEREMY PAUL SCOTT

                                   By: /s/ Jeremy Scott
                                       ----------------------------------------
                                   Name: Jeremy Paul Scott, as an individual

                                   JEREMY SCOTT TTEE, JEREMY SCOTT
                                   REVOCABLE TRUST DTD 6/25/15

                                   By: /s/ Jeremy Scott
                                       ----------------------------------------
                                       Name: Jeremy Paul Scott
                                       Title: Trustee

                                   NBAR5 Limited Partnership

                                   By: /s/ Jeremy Scott
                                       ----------------------------------------
                                       Name: Jeremy Scott
                                       Title: Managing Member

                                   SUSAN S. HEYNEMAN

                                   /s/ Susan Heyneman
                                   -----------------------------
                                   Name: Susan Heyneman, as an
                                   individual

                                   JAMES R SCOTT TRUST, JAMES R SCOTT
                                   & FIRST INTERSTATE WEALTH
                                   MANAGEMENT CO-TTEES

                                   /s/ James R Scott
                                   -----------------------------
                                   Name: James R Scott
                                   Title: Trustee

                                   JAMES F HEYNEMAN TRUST, JAMES SCOTT
                                   & FIRST INTERSTATE WEALTH
                                   MANAGEMENT CO-TRUSTEES

                                   /s/ James R Scott
                                   -----------------------------
                                   Name: James R Scott
                                   Title: Trustee

                                   SUSAN SCOTT HEYNEMAN TRUST, SUSAN
                                   HEYNEMAN & FIRST INTERSTATE
                                   WEALTH MANAGEMENT CO-TRUSTEES

                                   /s/ Susan Heyneman
                                   -----------------------------
                                   Name: Susan Heyneman
                                   Title: Trustee

                                   HOMER SCOTT JR TRUST, HOMER SCOTT
                                   JR. & FIRST INTERSTATE WEALTH
                                   MANAGEMENT CO TRUSTEES

                                   /s/ Homer Scott Jr.
                                   -----------------------------
                                   Name: Homer Scott Jr.
                                   Title: Trustee

                                   JOHN M HEYNEMAN JR. TRUST

                                   /s/ John M. Heyneman Jr.
                                   -----------------------------
                                   Name: John M Heyneman Jr.
                                   Title: Trustee

        IN WITNESS WHEREOF, each of the undersigned has caused this Power of
Attorney to be executed as of this 31st day of January, 2022.

                                   EXEMPT THOMAS W SCOTT MARITAL
                                   TRUST 2

                                   /s/ Julie Scott Rose
                                   -----------------------------
                                   Name: Julie Scott Rose
                                   Title: Trustee

                                   /s/ Kim Smith
                                   -----------------------------
                                   Name: Kim Smith
                                   Title: Trustee

                                   /s/ Kristin Wilkerson
                                   -----------------------------
                                   Name: Kristin Wilkerson
                                   Title: Trustee